-------------------------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:


-------------------------------------------------------------------------------

EL PASO



                           INVESTOR PRESENTATION
-------------------------------------------------------------------------------
                                  May 2003

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
-------------------------------------------------------------------------------

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION
-------------------------------------------------------------------------------

On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.

EXECUTIVE SUMMARY
-------------------------------------------------------------------------------

o  El Paso has $45 billion of assets

   -  North America's premier pipeline franchise

   -  One of largest U.S. independent oil and gas companies

   -  2nd largest U.S. natural gas gatherer and processor

o  Business strategy

   -  Responded rapidly to changes in industry since December 2001

      o  Asset sales, financings, exit from trading

   - 2003 operational and financial plan focuses on core businesses, maximizes liquidity

      o Strong steady progress with 67% of target non-core asset sales announced or completed

   -  Aggressive debt and cost reduction plans

      o  $7.5 billion debt reduction

      o  Additional $250 MM cost reductions, Clean Slate Initiative

   -  Long Range Planning Committee

      o Optimize and streamline core natural gas businesses, achieving additional debt reduction, restore investment grade rating, maximize earnings and generate free cash flow

EXECUTIVE SUMMARY
-------------------------------------------------------------------------------

o  Board of Directors and Corporate Governance

   - We are nominating a strong board that is well equipped to help us reach our long-term goals

   -  El Paso has achieved best practices in corporate governance

   - Pro shareholder takeover profile (no poison pill, no staggered board, no fair price provision)

o  Interim CEO, Ronald L. Kuehn, Jr., dedicated to seamless transition

   -  A number of highly qualified candidates are being considered

o  El Paso sought to avoid proxy contest

   -  Zilkha criticizing decisions made while he was on EP Board

   -  Zilkha/Wyatt have no detailed business plan for future

   -  Wyatt orchestrating strategy for proxy fight

   -  Nominees lack board experience and relevant recent work experience

AGENDA
-------------------------------------------------------------------------------

o  Company Overview

o  Business Strategies

o  Corporate Governance

o  Zilkha/Wyatt Proxy Contest

o  Conclusion

PERSPECTIVE
-------------------------------------------------------------------------------


o  Company grew at a rapid rate 1992-2001

   -  Equity value went from $700 MM to $40 billion

o Growth in unregulated natural gas and power businesses, Telecom rewarded by stock market

o Selim Zilkha on EP Board of Directors as El Paso expanded into these areas

o  Industry fundamentals changed dramatically

   -  Collapse of Enron (late 2001)

   -  Impact on Merchant Energy sector

   -  Rating agencies' reaction

   -  Loss of liquidity

   -  California energy crisis

o  El Paso was first major energy company to respond

   -  Significant actions taken from December 2001-January 2003

   - Have been executing detailed operational and financial plan since February 2003

   - Focused on next phase of actions to reduce debt and costs and on long-range planning

                            COMPANY OVERVIEW AND
                            BUSINESS STRATEGIES
-------------------------------------------------------------------------------

EL PASO OVERVIEW
-------------------------------------------------------------------------------

o  $45 billion of assets (March 31, 2003)

o  North America's leading natural gas pipeline franchise

o  One of the largest independent natural gas and oil producers

o  2nd largest U.S. natural gas gatherer and processor

o Exiting energy trading and petroleum businesses, and downsizing power business

                          Pipeline Group Overview
-------------------------------------------------------------------------------

PIPELINE GROUP KEY FACTS
-------------------------------------------------------------------------------

o  Approximately 58,000 miles of interstate pipelines

o  Transport approximately 25% of natural gas used in U.S.

o  Regulated by Federal Energy Regulatory Commission (FERC)

o  Provides attractive and stable earnings and cash flow

NORTH AMERICA'S
PREMIER PIPELINE FRANCHISE
-------------------------------------------------------------------------------

[GRAPHIC OF UNITED STATES]

o  Only coast to cast natural            -  Great Lakes has Transmission (50%)
   gas pipeline network
                                         -  Portland Natural has Transmission
o  Serve highest growth markets             (30%)

o  Best access to new natural            -  ANR Pipeline
   gas supplies
                                         -  Colorado Interstate Gas

                                         -  El Paso Natural Gas

                                         -  Southern Natural Gas

                                         -  Florida Gas Transmission (50%)

                                         -  Elba Island LNG

                                         -  Tennessee Gas Pipeline

PIPELINE GROUP STRATEGIES
-------------------------------------------------------------------------------
o  Operate and maintain pipelines in a safe and dependable manner

o  Expand pipelines to access new markets

   -  Current expansion inventory is excellent

   -  Most of growth fueled by power generation

   -  Provide customers with access to new gas supplies

                            PRODUCTION OVERVIEW
-------------------------------------------------------------------------------

PRODUCTION BUSINESS KEY FACTS
-------------------------------------------------------------------------------

o Approximately 5 trillion cubic feet of natural gas equivalent proved reserves

   -  84% of reserves are natural gas

   -  90% are domestic

o  Combined strengths of Coastal and Sonat production businesses

o  Industry leader in deep drilling

o  Nation's most active driller in 2002

PRODUCTION STRATEGIES
-------------------------------------------------------------------------------

o EI Paso has developed unique strategy focusing on non-traditional gas supplies

   -  Deep horizons in Texas coastal plains and Gulf of Mexico

   -  Coal bed methane

o  Achieve economies of scale through focused operations

o  Advance technical leadership

CORE PRODUCTION AREAS
-------------------------------------------------------------------------------

          KEY FEATURES                           EL PASO POSITION
-------------------------------------------------------------------------------
                                SOUTH TEXAS
                                -----------

o  Prolific production below               o  Best technology
   15,000'
                                           o  Most active driller
o  Technology driven
                                           o  Largest producer

-------------------------------------------------------------------------------
                        GULF OF NEXICO (DEEP SHELF)
                        ---------------------------

o  Important new exploration area          o  Most successful operator

o  Large discoveries close to              o  Most active driller
   existing infrastructure
                                           o  Large acreage position
o  Potential royalty relief

-------------------------------------------------------------------------------
                              COALBED METHANE
                              ---------------

o  Long life production                    o  30% of proved reserves

o  Low risk                                o  Compliments El Paso's other
                                              programs

                                           o  Expanding to new areas

-------------------------------------------------------------------------------

                          FIELD SERVICES OVERVIEW
-------------------------------------------------------------------------------

FIELD SERVICES KEY FACTS
-------------------------------------------------------------------------------

o  Principal activities are natural gas gathering and processing

   -  2nd largest U.S. natural gas gatherer

o Also active in natural gas storage, offshore platform, and liquids gathering services

o Own 39% of GulfTerra Energy Partners units (NYSE: GTM) plus 1 % General Partner interest

FIELD SERVICES STRATEGIES
-------------------------------------------------------------------------------

o GulfTerra is most financially efficient way to participate in Field Services growth opportunities

   -  No incremental capital

o  $2.5 billion of assets sold to GulfTerra 2000-2002

o  GulfTerra has strong growth opportunities

   -  Acquisitions

   -  New infrastructure development

SOLID FIVE YEAR PERFORMANCE
-------------------------------------------------------------------------------
                                                  GULFTERRA ENERGY PARTNERS

ADJUSTED EBITDA ($ MILLIONS)

                                        o  5-year distribution increase of 30%

CAGR 52%                                o  Created substantial value for public
                                           investors and EP

                                        o  Outlook is very good

$52   $91   $107   $161   $267   $420
----  ----  ----   ----   ----   ----
1998  1999  2000   2001   2002   2003E

                            2003 Operational and
                             Financial Plan and
                             Other Initiatives
-------------------------------------------------------------------------------

2003 OPERATIONAL AND FINANCIAL PLAN
-------------------------------------------------------------------------------

o  Preserve and enhance the value of core businesses

o  Divest non-core businesses quickly, but prudently

o  Strengthen and simplify balance sheet, maximize liquidity

o  Aggressively pursue cost reductions

o  Resolve regulatory and litigation matters

PROGRESS AGAINST FINANCIAL PLAN
-------------------------------------------------------------------------------

o $2.3 billion (67%) of $3.4 billion asset sales program announced or completed

o  Extension of $3 billion bank facility

o  $1.9 billion of financings

o  Significant improvement in liquidity

o  Simplification of balance sheet

o  Proposed Western energy settlement

o  Sale of European natural gas trading book

DEBT AND COST REDUCTION
-------------------------------------------------------------------------------

o Current initiatives will reduce debt by $7.5 billion ($12 per share) by mid-2005

o Clean Slate Initiative targeting $400 MM of annual cost savings and business efficiencies by end of 2004

   -  Original 2003 goal was $150 MM

   - Recent management changes demonstrate commitment to cut costs throughout organization

LONG RANGE PLANNING PROCESS
-------------------------------------------------------------------------------

o  Final step of restructuring process

o Achieve substantial further leverage reduction to appropriate capacity of core assets

   -  Allow for maintenance and growth capital

   -  Investment grade ratio comparison

o  Streamline and optimize core businesses

   -  Reduce costs

   -  Optimize capital

   -  Generate free cash flow

o  Process will be completed no later than July

TEMPLATE FOR THE FUTURE
-------------------------------------------------------------------------------

o  Strong earnings power of core business

o  After-tax effects of annual cost reductions and business efficiencies

o  Net after-tax interest savings from debt reduction

CONCLUSIONS
-------------------------------------------------------------------------------

o El Paso's core businesses are performing well and have clear strategies for future growth

o Management has made significant progress toward debt reduction, cost cutting, and improved liquidity

o Long range planning committee will deliver final part of restructuring process

   -  Deliver solid earnings power of core business

   -  Reduce debt to appropriate level

   -  Generate free cash flow while investing prudently in core businesses

o  Board of Directors and Management WILL deliver shareholder value

                           Board of Directors and
                            Corporate Governance
-------------------------------------------------------------------------------

CEO TRANSITION
-------------------------------------------------------------------------------

o  Ron Kuehn is interim CEO; dedicated to seamless transition

   -  Former CEO of Sonat 1984-1999

   -  Former Lead Director of El Paso

o  Board search committee

   -  Bissell, Kuehn, Wyatt, and Braniff

o  Engaged a leading search firm to find highly qualified candidate

o Search committee is conducting a careful process to select the best candidate for Chief Executive Officer

o  In active discussions with short list of highly qualified candidates

   - Each has expressed interest in the position once the proxy contest is behind us

ZILKHA/WYATT CEO NOMINEE
-------------------------------------------------------------------------------

o Chesebro' has not been actively employed since termination by PennzEnergy in 1998

o According to a leading search firm, Chesebro' was not on the "A" list of candidates for the position of CEO at El Paso

o Only significant portion of El Paso with which Chesebro' is familiar is Tennessee Gas Pipeline, which accounts for less than 25% of El Paso's pipeline assets

   -  Regulatory climate has changed materially since his departure in 1996

o  Chesebro' has no meaningful experience as CEO of a public company

EL PASO IS NOMINATING A STRONG
BOARD OF DIRECTORS
-------------------------------------------------------------------------------

o  Ensures continuity while effecting measured change in Board composition

o Added 4 directors with outstanding backgrounds and substantial management expertise in the energy industry to complement continuing directors

o Combined expertise of our nominees creates a Board of Directors that is particularly well equipped to help us achieve our long-term goals

o 3 directors are not standing for re-election: Messrs. Allumbaugh, Gibbons, and Wise

o  All but one of our nominees (CEO) are independent under NYSE guidelines

EL PASO IS NOMINATING A STRONG
BOARD OF DIRECTORS
-------------------------------------------------------------------------------

o 11 of our nominees have substantial experience serving on public company boards, based on years of directorship, service, and number of boards

o 5 have extensive management and operating experience in the energy industry

o 4 are prior Coastal Board of Directors members and 2 are prior Sonat Board of Directors members

o 4 hold or have held the position of Chairman, President, or CEO of a NYSE company

o El Paso's Board of Directors nominees have operating experience at more than a dozen energy companies, including Conoco, CONSOL, Lone Star Gas, Ocean Energy, Phillips, Shell, Sonat, Texaco, Transocean, Union Texas Petroleum, and United Meridian

BEST PRACTICES IN CORPORATE
GOVERNANCE
-------------------------------------------------------------------------------

o All of the company's non-management Directors (11 out of 12 nominees) meet NYSE independence standards

o El Paso Directors cannot serve on the boards of more than 4 other public companies*

o Since September 2002, El Paso has had a Lead Director to lead executive sessions of the Board of Directors*

o Board of Directors regularly meets in executive session without any members of management present

o El Paso has adopted minimum stock ownership requirements for Directors and executive officers

*Reflected in El Paso corporate governance guidelines

BEST PRACTICES IN CORPORATE
GOVERNANCE
-------------------------------------------------------------------------------

o Directors are required to attend a full-day program of continuing Board of Directors education at least once every 2 years

o Company has a mandatory age limit that precludes Directors standing for re-election in the year following their 73rd birthday*

o Director limitations (including age restriction) and requirements are in El Paso corporate governance guidelines; these guidelines are treated as binding but may be waived to extent permitted by NYSE and applicable law*

*Reflected in El Paso corporate governance guidelines

BEST PRACTICES INCLUDE CLEAR
COMMITTEE GUIDELINES
-------------------------------------------------------------------------------

o Audit committee consists solely of Directors who meet the heightened audit committee independence requirements and NYSE's financial literacy standards, and includes a "financial expert"

o Audit Committee members cannot serve on more than two other public company audit committees

o Company's compensation and governance committees consist solely of independent Directors

o Compensation committee now consists of Bissell and Wyatt plus new Directors Whitmire, Dunlap, and Talbert

o  Each committee is authorized to engage its own advisors and counsel

o Company's corporate governance guidelines and the committee charters are publicly available

PRO-SHAREHOLDER TAKEOVER PROFILE
-------------------------------------------------------------------------------

o  No staggered Board of Directors

o  No-rights plan or "poison pill"

o El Paso proposes to eliminate its "Fair Price" supermajority charter provision at this year's annual meeting

                                Zilkha/Wyatt
                               Proxy Contest
-------------------------------------------------------------------------------

THE CASE AGAINST ZILKHA/WYATT
-------------------------------------------------------------------------------

o  We tried to avoid this proxy contest

o  No detailed business plan

o  3 different management plans; wrong choice for CEO

o  Oscar Wyatt's leading role

o Zilkha/Wyatt nominees lack detailed company knowledge, board experience, and relevant recent work experience

EL PASO SOUGHT TO AVOID THIS
PROXY CONTEST
-------------------------------------------------------------------------------

o Consistently sought to engage Mr. Zilkha in dialogues to address his concerns, including meetings with him and his advisors

o Offered Mr. Zilkha the opportunity to submit candidates for nomination to the Board of Directors

o Despite these efforts, Mr. Zilkha rejected the company's proposals and chose to launch the Zilkha/Wyatt proxy campaign

ZILKHA/WYATT PROXY CONTEST
-------------------------------------------------------------------------------

SELIM ZILKHA:

o Criticized strategic decisions which El Paso's Board of Directors approved while Zilkha was serving as a director or advisory director of the Company

o During Zilkha's service as a director from October 1999 until January 2001 he voted in favor of all Board of Directors decisions and as an advisory director from January 2001 until June 2002, Zilkha did not dissent from any Board of Directors decision

o Voluntarily chose to relinquish his role as an advisory director to sell El Paso stock

o Zilkha/Wyatt have not presented a detailed business plan and have only offered a series of general statements about their plan for El Paso, which the Houston Chronicle has described as "strikingly similar" to El Paso's plan

OSCAR WYATT IS PLAYING LEADING ROLE
IN PROXY CONTEST
-------------------------------------------------------------------------------

o Based upon information provided personally by Mr. Wyatt to El Paso, correspondence and e-mails, El Paso believes that Mr. Wyatt has played a leading role in recruiting the Zilkha/Wyatt nominees and in the planning and execution of the proxy contest


o According to their Proxy Statement, Mr. Wyatt has advised Mr. Zilkha that he does not intend to seek office in the future with El Paso

o Mr. Wyatt has recently made telephone calls to a senior executive of El Paso in which he stated that he (Wyatt) will set the terms and conditions of executive employment, AFTER HE TAKES CONTROL OF EL PASO

ZILKHA/WYATT PROXY CONTEST
-------------------------------------------------------------------------------

           ------------------------------------------------------
           EL PASO BELIEVES THE INTERESTS OF OSCAR WYATT CONFLICT
              WITH THE INTERESTS OF THE COMPANY'S SHAREHOLDERS
           ------------------------------------------------------

o  Mr. Wyatt is the lead plaintiff in a shareholder suit against El Paso

o Mr. Wyatt is the defendant in a lawsuit brought by El Paso resulting from his default on payment of a company loan guarantee in the amount of $2.5 MM plus interest

o He has formed an energy company, NuCoastal, which has attempted to acquire assets that compete with El Paso, including Enron's Transwestern pipeline; Mr. Wyatt has also bid on El Paso assets*

*The Oil Daily, March 20, 2003

ZILKHA/WYATT PROXY CONTEST
-------------------------------------------------------------------------------
                                            OSCAR WYATT'S ACTIVITIES AT COASTAL

o Criminal guilty plea by Mr. Wyatt and another Coastal officer of knowingly and willfully violating federal crude oil pricing regulations in connection with 1975 sales of domestic and foreign crude oil by Coastal subsidiaries

o December 31, 1978 permanent injunction issued by the District Court of Travis County, Texas that prohibits Mr. Wyatt from ever owning any interests in certain former Coastal subsidiaries, which El Paso acquired in 2000, in connection with the settlement of a lawsuit relating to Coastal's failure to provide winter gas supplies under contracts with San Antonio, Austin and various other Texas municipalities in the 1970s

o Series of greenmail transactions by Coastal in connection with unsolicited bids for publicly traded companies, including Texas Gas Resources, Pioneer Corp., Houston Natural Gas, and Sonat in the 1980s

o  History of actions adverse to stockholder interests

   - Coastal maintained a staggered Board of Directors structure for many years until its acquisition by El Paso in 2001, according to Coastal's annual proxy statements; In addition, as described in more detail in El Paso's Proxy Statement, under Mr. Wyatt's leadership, Coastal issued a dividend of super voting stock that had the effect of increasing
      Mr. Wyatt's control over Coastal

ZILKHA/WYATT NOMINEES
-------------------------------------------------------------------------------

o  Zilkha/Wyatt nominees have:

   -  Limited knowledge of El Paso

   -  Limited recent business experience

   -  No or limited public company Board of Directors experience

o 3 nominees (Black, Burns, Singleton) have no public company Board of Directors experience

o 3 nominees (Bennett, Bowman, Davis) have served on only one public company Board of Directors

CONCLUSION
-------------------------------------------------------------------------------

o EI Paso's Board of Directors and management are strong and have made excellent progress

o Current business plan is on track and we are focused on delivering substantial shareholder value

o  Focus on additional debt and cost reduction

o Long Range Planning Committee process to achieve substantial improvements in earnings and free cash flow

o  We believe that shareholders should reject the Zilkha/Wyatt proposal

               ---------------------------------------------
               WE RECOMMEND THAT SHAREHOLDERS VOTE THE WHITE
                  PROXY CARD TO ENSURE EL PASO'S PROGRESS
               ---------------------------------------------

                             BOARD OF DIRECTORS
                                  NOMINEES
-------------------------------------------------------------------------------

BOARD OF DIRECTORS NOMINEES
-------------------------------------------------------------------------------

JOHN M. BISSELL                     Chairman of the Board, BISSELL Inc.
Lead Director                       Grand Rapids, MI: Floor Care, Appliance
                                    and Detergent manufacturer
Director since: 2001
Member: Audit and                   Previously: Director of The Coastal
Compensation Committees             Corporation (1985-2000); Director of
Age: 72                             American Natural Resources Company, (1983-
                                    1996)

JUAN CARLOS BRANIFF                 Vice Chairman, Grupo Financiero BBVA
                                    Bancomer Mexico City, Mexico: Commercial
Director since: 1997                Banking Institution
Chairman: Audit Committee
Member: Finance                     Member of Board of Directors of Fomento
Committee                           Economico Mexicano, S.A. de C.V. and Coca
Age: 45                             Cola FEMSA, S.A. de C.V.

                                    Previously: Grupo Financiero BBVA Bancomer
                                    Deputy Chief Executive Officedr of Retail
                                    Banking (1994-1999), Executive Vice
                                    President of Capital Investments and
                                    Mortgage Banking (1991-1994)

BOARD OF DIRECTORS NOMINEES
-------------------------------------------------------------------------------

JAMES L. DUNLAP                     Member of Board of Directors of
                                    Massachusetts Mutual Life Insurance Company
Director since: April 2003
Member: Compensation and            Previously: Vice Chairman, President and
Governance Committees               Chief Operating Officer of Ocean Energy/
Age: 65                             United Meridian Corporation (1996-1999),
                                    Senior Vice President of Texaco Inc.
                                    (1994-1996), President of Texaco U.S.A.
                                    (1987-1994), President and Chief Executive
                                    Officer of Texaco Canada Inc. (1984-1986),
                                    Vice Chairman of Texaco Ltd, London
                                    (1982-1983)

ROBERT W. GOLDMAN                    Business Consultant

Director since: February 2003        Previously: Senior Vice President, Finance
Chairman: Finance                    and Chief Financial Officer of Conoco Inc.
Committee                            (1998-2002) and Vice President, Finance
Member: Audit Committee              (1991-1998); Held various executive
Age: 60                              positions with Conoco Inc. and E.I.
                                     Du Pont de Nemours & Co., Inc.; Vice
                                     President and Controller of Conoco Inc.
                                     and Chairman of the Accounting Committee of the American Petroleum Institute

BOARD OF DIRECTORS NOMINEES
-------------------------------------------------------------------------------

ANTHONY W. HALL, JR.                 City Attorney, City of Houston, Texas

Director since: 2001                 Previously: Director of The Coastal
Member: Governance and               Corporation (1999-2001) Partner in the
Finance Committees                   law firm of Jackson Walker, LLP
Age: 58

RONALD L. KUEHN, JR.                 Chairman of the Board and Chief Executive
                                     Officer, El Paso Corporation
Director since: 1999                 Houston, TX: Diversified Energy Company
Age: 68
                                     Member of Board of Directors of AmSouth
                                     Bancorporation, Praxair, Inc. and The
                                     Dun & Bradstreet Corporation

                                     Previously: Lead Director of El Paso
                                     (2002-2003); Non executive Chairman of the Board of Paso (1999-2000); President and CEO of Sonat Inc. (1984-1999); Chairman of the Board of Sonat Inc. (1986-1999)

BOARD OF DIRECTORS NOMINEES
-------------------------------------------------------------------------------

J. CARLETON MACNEIL, JR.             Financial Consultant, securities brokerage
                                     and investments

Director since: 2001                 Previously: Director of The Coastal
Member: Audit and                    Corporation (1997-2001); Director of
Governance Committees                American Natural Resources Company (1993-
Age: 68                              1996)

THOMAS R. MCDADE                     Senior Partner, McDade Fogler Maines,
                                     L.L.P. Houston, TX: Law Firm
Director since: 2001
Member: Finance                      Previously: Director of The Coastal
Committee                            Corporation (1993-2001);
Age: 70                              Director of Equity Corporation
                                     International; Senior Partner with the
                                     law firm Fulbright & Jaworski

BOARD OF DIRECTORS NOMINEES
-------------------------------------------------------------------------------

J. MICHAEL TALBERT                   Chairman of the Board, Transocean Inc.
                                     Houston, TX: Offshore Drilling Company
Director since: April 2003
Member: Compensation and             Member of Board of Directors of Transocean
Finance Committees                   Inc. (since 1994) Previously: CEO of
Age: 56                              Transocean Inc. and its predecessor
                                     companies (1994-2002); President and CEO of Lone Star Gas Company (1990-1994);
                                     President of Texas Oil & Gas Company
                                     (1987 to 1990); Various positions at
                                     Shell Oil Company (1970- 1982); Formerly
                                     Chairman of the National Ocean Industries
                                     Association

MALCOLM WALLOP                       Chairman, Western Strategy Group
                                     Arlington, VA: Consulting Group
Director since: 1995
Chairman: Governance                 President, Frontiers of Freedom Foundation,
Committee                            Arlington, VA: Political Foundation
Member: Audit Committee
Age: 70                              Member of Board of Directors of Hubbell
                                     Inc. and Sheridan State Bank

                                     Previously: Member of the United States
                                     Senate for 18 years

BOARD OF DIRECTORS NOMINEES
-------------------------------------------------------------------------------

JOHN WHITMIRE                        Chairman of the Board, CONSOL Energy, Inc.
                                     Pittsburgh, PA: Multifuel Energy Provider
                                     and Energy Service Provider
Director since: March 2003
Member: Compensation                 Member of Board of Directors of
Committee                            GlobalSantaFe
Age: 62
                                     Previously: Chairman and CEO of Union Texas
                                     Petroleum Holdings, Inc. (1996-1998);
                                     More than 30 years serving Phillips
                                     Petroleum Company in various positions
                                     including Executive Vice President
                                     of Worldwide E&P (1992-1996) and Vice
                                     President of North American E&P
                                     (1988-1992); Member of the Phillips
                                     Petroleum Company Board of Directors
                                     (1994-1996)

JOE B. WYATT                         Chancellor Emeritus, Vanderbilt University
                                     Nashville, TN: Higher Education
Director since: 1999
                                     Member of the Board of Directors of Ingram
Chairman: Compensation               Micro, Inc. and Hercules, Inc., Chairman
Committee                            of the Board for the University Research
Member: Governance Committee         Association, Inc. and New American Schools,
Age: 67                              Inc.

                                     Principal of the Washington Advisory Group,
                                     LLC of Washington, D.C.

                                     Previously: Chancellor, Chief Executive
                                     Officer and Trustee of Vanderbilt
                                     University for more than 18 years; Director of Sonat Inc. (1984-1999)

EL PASO

                           INVESTOR PRESENTATION
-------------------------------------------------------------------------------
                                  MAY 2003